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                                                                    Exhibit 10.6

                                                               EXECUTION VERSION


                                FIRST AMENDMENT
                              TO OPTION AGREEMENT

          THIS FIRST AMENDMENT TO OPTION AGREEMENT (this "Amendment") is dated as of January __, 2001 and entered into by and among Amerigon Incorporated, a California corporation (the "Holder"), BSST, LLC, a Delaware limited liability company (the "Company"), and Dr. Lon E. Bell, the sole member of the Company ("Dr. Bell") and is made with reference to that certain Option Agreement, dated as of September 4, 2000 (the "Option Agreement"), by and among the Holder, the Company and Dr. Bell. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Option Agreement.

                                   RECITALS

          WHEREAS, the Holder's Option to purchase 2,000 Series A Preferred Units of the Company expires on January 31, 2001;

          WHEREAS, the Holder, the Company and Dr. Bell desire to amend the Option Agreement to permit the Holder to change, once a month for up to four months, the date on which the Option expires; and

          WHEREAS, as consideration for each change in the period in which the Option is exercisable, the Holder agrees to deliver cash payments to the Company in accordance with the schedule set forth in this Amendment.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO THE OPTION AGREEMENT

          A. Grant of Option. Section 1 of the Option Agreement is hereby amended by (i) deleting the reference to "Option Exercise Price" contained therein and substituting "Option Exercise Consideration" therefor and (ii) deleting the last sentence thereof in its entirety and substituting the following sentence thereof:

          "The Option Fee and any Option Extension Fee shall be fully refundable to the Holder in the event that Dr. Bell is no longer an employee of the Company, but in all other circumstances shall be non-refundable."

          B. Exercise of Option. Section 2 of the Option Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:
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             "2.  Exercise of Option.
                  ------------------

             (a) "Option Expiration Date" shall mean January 31, 2001; provided, however, that the Option Expiration Date shall mean the "Resulting Option Expiration Date" specified in the table below if the Holder pays the applicable Option Extension Fee on or before the Option Expiration Date in effect immediately prior to such payment.

    Option Expiration Date           Option Extension Fee          Resulting Option Expiration
     Previously in Effect                                                     Date
--------------------------------------------------------------------------------------------------
January 31, 2001                           $ 60,000                     February 28, 2001
--------------------------------------------------------------------------------------------------
February 28, 2001                          $ 80,000                      March 31, 2001
--------------------------------------------------------------------------------------------------
March 31, 2001                             $100,000                      April 30, 2001
--------------------------------------------------------------------------------------------------
April 30, 2001                             $120,000                      May 31, 2001
--------------------------------------------------------------------------------------------------

             (b) The Option may be exercised by the Holder at any time after the date hereof, but no later than the then- applicable Option Expiration Date (the "Option Exercise Period").

             (c) The Holder may exercise the Option by delivering written notice to the Company during the Option Exercise Period of the Holder's intention to exercise the Option. The date, if any, on which the Holder shall be deemed to have exercised the Option shall be the date within the Option Exercise Period on which the Holder's written notice to the Company has been effectively received by the Company pursuant to Section 11(b) (the "Exercise Date"),
                                    -------------
whereupon such Option exercise shall become irrevocable."

             C. Option Exercise Consideration. Section 3 of the Option Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

             "3.  Option Exercise Consideration. The consideration $2,000,000
                  -----------------------------
minus (b) the sum of (i) the Option for exercise of the Option Units shall be a Fee and (ii) the aggregate amount of any Option commitment by the Holder ("Option Exercise Extension Fees paid to Company prior to the Consideration") to pay to the Company, in accordance Exercise Date." with the schedule set forth in
Section 5, an amount (the "Commitment Amount") equal to (a) $2,000,000 minus (b)
---------
the sum of (i) the Option Fee and (ii) the aggregate amount of any Option Extension Fees paid to Company prior to the Exercise Date."

SECTION 2. REPRESENTATIONS AND WARRANTIES

             In order to induce the parties to enter into this Amendment, each party hereby represents and warrants to each other party that:

             (a) such party has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its

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     obligations under, the Option Agreement as amended by this Amendment (the
     "Amended Agreement");

             (b) the execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary action on the part of such party;

             (c) the execution and delivery by each party of this Amendment and the performance by each party of the Amended Agreement do not and will not
     (i) violate any provision of any law or any governmental rule or regulation applicable to such party, the organizational documents, if any, of such party or any order, judgment or decree of any court or other agency of government binding on such party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of such party, (iii) result in or require the creation or imposition of any lien upon any of the properties or assets of such party, or (iv) require any approval of stockholders or members, other than consents that have been obtained, or any approval or consent of any person under any contractual obligation of such party;

             (d) the execution and delivery by each party of this Amendment and the performance by such party of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body;

             (e) this Amendment and the Amended Agreement have been duly executed and delivered by such party and are the legally valid and binding obligations of such party, enforceable against such party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

             (f) all representations and warranties of such party contained in the Option Agreement are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date; and

             (g) each party has performed all covenants and agreements to be performed on their part prior to the date hereof as set forth in the Option Agreement.

SECTION 3. MISCELLANEOUS

             A.   Reference to and Effect on the Option Agreement.

             (i) Except as specifically amended by this Amendment, the Option Agreement shall remain in full force and effect and is hereby ratified and confirmed.

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             (ii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy under, the Option Agreement.

             B. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

             C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

             D.   Effectiveness.   This Amendment shall become effective upon
the execution of counterparts hereof by the Holder, the Company and Dr. Bell and receipt by the Holder, the Company and Dr. Bell of written or telephonic notification of such execution and authorization of delivery thereof.

             E. Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                          [signature page to follow]

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             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                                   AMERIGON INCORPORATED

                                   By: ________________________________
                                       Name:
                                       Title:

                                   BSST, LLC



                                   By: ________________________________
                                   Name:
                                   Title:



                                   DR. LON E. BELL

                                   ________________________________

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